PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

GLOBAL TACTICAL ASSET ALLOCATION FUND

SUPPLEMENT DATED MAY 14, 2021 TO PROSPECTUS AND SAI DATED JULY 31, 2020, AS SUPPLEMENTED

Effective June 1, 2021, the portfolio managers for the Global Tactical Asset Allocation Fund (the “Fund”) are James D. McDonald, Executive Vice President of Northern Trust Investments, Inc. (“NTI”) and Daniel J. Phillips, CFA, Senior Vice President of NTI, who have been managers of the Fund (including the Predecessor Fund) since July 2014 and April 2011, respectively.

Please retain this supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT GTAA PRO-SAI (05/21)